DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier California Municipal Bond Fund for the six-month period ended July 31, 1997, as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ------------               ---------------
           Class A................................                      5.32%                        4.59%
           Class B................................                      4.97%                        4.31%
           Class C................................                      4.84%                        3.91%

THE ECONOMY
    Optimism about inflation and moderating economic growth brought long-term interest rates to their lowest levels in nearly eighteen months by the end of the reporting period. The Gross Domestic Product (GDP), after a remarkably strong annual growth rate of 4.9% in the first quarter, moderated in the most recent quarter to just 2.2%. A more reluctant consumer was the prime contributor to the slowdown, as evidenced by retail sales, which declined from March through May despite strong job growth and rising incomes. This slowdown helped dispel fears that the economy was growing too quickly and that the Federal Reserve might again raise interest rates as a precaution against a resurgence in inflation. The Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Inflation has been virtually dormant over the reporting period. The Consumer Price Index (CPI) rose at an annual rate of just 1.4% over the first six months of the year, the lowest rate for the first half of a year since 1986. For the 12-month period ending in June, the CPI gained a modest 2.3%. The GDP price deflator, a Commerce Department inflation gauge, posted its smallest quarterly advance since 1961 when it rose at an annual rate of only 0.7% for the second quarter. Producer prices were even tamer. In June the Producer Price Index fell for the sixth consecutive month, bringing the Index to the same level as twelve months earlier.
    The tight labor market over the reporting period added to concerns about a potential rekindling of inflation. The unemployment rate fell to 4.8% in May, matching a 24-year low; after rising to 5.0% in June, it fell back to 4.8% in July. Despite the robust growth of new jobs, there was little inflationary pressure from rising wages. Over the past year, salaries and wages rose 3.2%, a rate that remained noninflationary because of solid productivity growth, lower energy costs, and a strong dollar that helped keep the prices of imports down. Corporations continued to seek more efficient ways of operating. Business investment in new machinery and technology surged over the reporting period, compensating by efficiency for the thriftiness of consumers. There appears to be growing evidence that these heavy investments in high technology have enabled businesses to gain production efficiencies not readily measured by conventional economic statistics. That may account for the high level of noninflationary growth achieved by the economy.
    Consumer confidence rose throughout the reporting period as incomes grew and the rapid rate of job creation gave workers a greater sense of employment stability. The budget accord between Congress and the administration, and the tax cut proposal announced at the end of July, should help ease investor concern about the Federal deficit. Tax receipts have surged, boosted by rising corporate profits and individual incomes. Early reports indicate that the nation's budget deficit for fiscal year 1997 could be at its lowest level, as a percentage of the total economy, since 1970. Despite all the good economic news, we are mindful that the economy is in its seventh year of low-inflation expansion, and that this is unprecedented. We remain alert to signs of excess that may pose a threat to our present economic and financial stability.

MARKET ENVIRONMENT/PORTFOLIO OVERVIEW
    During the six-month period ended July 31, 1997, a number of strategic changes were made to the portfolio. At the beginning of the year, the market did not provide any concrete direction and remained uncertain at best. As we reported earlier, we focused our efforts on adding discount bonds to the portfolio as a counterbalance to the income-producing premium bonds already held. We were successful in accomplishing this goal despite a somewhat limited availability of long-maturity, liquid discount bonds with good structural characteristics. Our investment strategy included selling some current-coupon bonds, and others with near-term call dates, which allowed the portfolio to take some profits, strengthen its overall structure, and bolster performance.
    As we moved into the second quarter of the year, we witnessed a rollercoaster effect of three peaks and valleys. By the end of April we had positioned the portfolio somewhat more aggressively by selling the remaining par bonds and reinvesting in bonds selling at deeper discounts. This strategy proved fruitful as the market rallied quite convincingly for the next two months. During this period, the Fund sold earlier discount purchases and took the inherent profits, while once again reinvesting these funds in structured discounts.
    The market is currently moving back into a period of uncertainty and lacks direction; however, we believe the portfolio is positioned to maneuver through these unsettled periods. Our overall goal is to earn a high level of current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital, while at the same time maintaining high credit quality.
    We will continue to manage the portfolio with an eye toward accomplishing these goals as we enter the second half of 1997. Included in this report is a series of detailed statements outlining the Fund's holdings and financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares. Some investors may be subject to the Federal Alternative Minimum Tax.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                         JULY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-91.2%                                                                  Amount         Value
                                                                                                       -------        -------
California-78.1%
Anaheim Public Financing Authority, Tax Allocation Revenue
  (Redevelopment Project Alpha) 6.45%, 12/28/2018 (Insured; MBIA)...........                    $    4,000,000  $   4,462,720
Antelope Valley Hospital District, Insured COP 7.30%, 1/1/2006..............                         2,400,000      2,482,392
California:
  6.20%, 2/1/2010 (a).......................................................                           400,000        476,676
  6.125%, 10/1/2011.........................................................                         2,875,000      3,314,472
  5.25%, 6/1/2021...........................................................                         5,000,000      4,966,000
California Educational Facilities Authority, Revenue, Refunding (Saint Mary's
College)
  5%, 10/1/2012.............................................................                         4,000,000      3,945,360
California Health Facilities Financing Authority, Revenue:
  (Children's Hospital of San Diego) 6.50%, 7/1/2020 (Prerefunded 7/1/2000) (a,b)                      200,000        217,568
  (Saint Francis Memorial Hospital) 5.875%, 11/1/2023.......................                         4,500,000      4,877,550
California Housing Finance Agency, Home Mortgage Revenue:
  6.15%, 8/1/2016...........................................................                         3,000,000      3,134,160
  6.70%, 8/1/2025...........................................................                         1,865,000      1,991,895
  7.50%, 8/1/2029...........................................................                           860,000        899,422
  8%, 8/1/2029..............................................................                           430,000        451,053
  7.60%, 8/1/2030...........................................................                         1,445,000      1,531,411
  7.70%, 8/1/2030...........................................................                           625,000        659,069
California Pollution Control Financing Authority, SWDR (North County
Recycling Center)
  6.75%, 7/1/2011 (LOC; Union Bank of Switzerland) (c)......................                         2,500,000      2,872,500
California Public Works Board, LR (Secretary of State):
  6.50%, 12/1/2008 (Insured; AMBAC).........................................                         1,400,000      1,644,986
  6.75%, 12/1/2012 (Prerefunded 12/1/2002) (b)..............................                         3,475,000      3,977,763
Central Coast Water Authority (State Water Project):
  Refunding 5%, 10/1/2016 (Insured; AMBAC)..................................                         4,000,000      3,941,560
  6.60%, 10/1/2022 (Insured; AMBAC).........................................                           200,000        226,850
Compton, COP, Refunding
  7.50%, 8/1/2015 (LOC; Mitsui Trust and Banking, Prerefunded 11/26/1997) (b,c)                      2,000,000      2,023,840
Contra Costa County Water District, Revenue:
  6%, 10/1/2011 (Insured; MBIA).............................................                         1,475,000      1,604,033
  5%, 10/1/2024 (Insured; MBIA).............................................                         7,000,000      6,767,390
Escondido Unified School District, Refunding 5.125%, 9/1/2015 (Insured; FGIC)                        3,250,000      3,260,302
Eureka Public Financing Authority, Tax Allocation Revenue, Refunding
  (Eureka Redevelopment Projects) 6.25%, 11/1/2011 (Insured; CGIC)..........                         2,000,000      2,213,180
Fontana Redevelopment Agency, Tax Allocation Revenue
  (North Fontana Redevelopment Project) 7.25%, 9/1/2020.....................                         4,250,000      4,511,247
Fresno, Sewer Revenue 5%, 9/1/2023 (Insured; MBIA)..........................                         2,000,000      1,943,140
Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue,
Refunding
  5.25%, 7/1/2027 (Insured; MBIA)...........................................                        10,000,000      9,924,900

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JULY 31, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
California (continued)
Madera County, COP (Valley Children's Hospital):
  6.25%, 3/15/2006 (Insured; MBIA)..........................................                    $    2,250,000  $   2,537,257
  6.50%, 3/15/2009 (Insured; MBIA)..........................................                         3,370,000      3,984,688
Monrovia Redevelopment Agency, Tax Allocation, Refunding
  (Central Redevelopment Project) 6.70%, 5/1/2021 (Insured; AMBAC)..........                         2,000,000      2,229,420
Mount Shasta, HR, COP (Mercy Medical Center)
  7.25%, 7/1/2019 (Prerefunded 7/1/1999) (b)................................                         1,770,000      1,912,131
Nevada County, COP (Western Nevada Co. Solid Waste-McCourtney Road Landfill)
  7.50%, 6/1/2021...........................................................                         2,200,000      2,339,788
Northern California Power Agency, Public Power Revenue, Refunding
  (Hydroelectric Project No. 1):
    6.30%, 7/1/2018.........................................................                         6,000,000      6,944,520
    7.15%, 7/1/2024.........................................................                         4,365,000      4,552,084
Orange County, Special Tax (Community Facilities District No. 87):
  7.75%, 8/15/2014..........................................................                         2,375,000      2,486,577
  7.80%, 8/15/2015 (Prerefunded 8/15/2000) (b)..............................                         2,000,000      2,249,700
Orange Cove, Irrigation District Revenue, COP (Rehabilitation Project)
  7.25%, 2/1/2012...........................................................                         3,000,000      3,363,030
Redwood City Elementary School District, Capital Appreciation:
  Zero Coupon, 8/1/2019 (Insured: FGIC) (d).................................                         5,075,000      1,578,325
  Zero Coupon, 8/1/2021 (Insured: FGIC) (d).................................                         5,725,000      1,574,032
  Zero Coupon, 8/1/2022 (Insured: FGIC) (d).................................                         6,025,000      1,567,464
Richmond Joint Powers Financing Authority, Revenue
  7.25%, 5/15/2013 (Prerefunded 5/15/2000) (a)..............................                         1,500,000      1,655,655
Riverside County, SFMR 7.80%, 5/1/2021 (Collateralized; GNMA)...............                         1,250,000      1,657,875
Roseville, Special Tax (Community Facilities District No. 1) 7.70%, 9/1/2020                         2,000,000      2,076,360
Sacramento County, Special Tax (Community Facilities District No. 1):
  8.20%, 12/1/2010..........................................................                         2,250,000      2,451,308
  8.25%, 12/1/2020..........................................................                         2,000,000      2,167,980
San Diego Public Facilities Financing Authority, Sewer Revenue:
  5%, 5/15/2015 (Insured; FGIC).............................................                         3,010,000      2,971,382
  5%, 5/15/2020 (Insured; FGIC).............................................                         3,900,000      3,883,620
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (e)                         1,159,856        197,176
Southern California Rapid Transit District, COP (Worker's Compensation Fund)
  6%, 7/1/2010 (Insured; MBIA)..............................................                         2,045,000      2,168,866
Victor Elementary School District Zero Coupon, 6/1/2015 (Insured; MBIA).....                         1,000,000        396,860
Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017........................                         3,000,000      3,179,850
West and Central Basin Financing Authority, Revenue (Central Basin Refunding
Project)
  5.125%, 8/1/2022 (d)......................................................                         4,735,000      4,646,645

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   JULY 31, 1997 (UNAUDITED)
                                                                                                       Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                       -------        -------
California (continued)
West Covina Redevelopment Agency, Community Facilities District, Special Tax
  6%, 9/1/2022..............................................................                    $    3,000,000  $   3,267,360
U.S. Related-13.1%
Guam Power Authority, Revenue 5.25%, 10/1/2023..............................                        11,000,000     10,649,650
Puerto Rico Commonwealth Highway and Transportation Authority, Revenue
  5.50%, 7/1/2013...........................................................                         7,250,000      7,826,810
Puerto Rico Electric Power Authority, Power Revenue, Refunding 7.125%, 7/1/2014                      2,000,000      2,146,940
Virgin Islands Public Finance Authority, Revenue 7.30%, 10/1/2018 (a).......                         3,100,000      3,948,966
                                                                                                                      -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $160,976,636)...................                                     $170,933,758
                                                                                                                      =======
Short-Term Municipal Investments-8.8%
California:
California Pollution Control Financing Authority:
  PCR:
    (Pacific Gas and Electric) VRDN 3.35% (f)...............................                    $    2,300,000  $   2,300,000
    (Southern California Edison)
      VRDN 3.30% (LOC; Bank of America National Trust and Savings) (c,f)....                         2,300,000      2,300,000
  RRR, Refunding (Ultrapower-Rocklin) VRDN
    3.50% (LOC; Bank of America National Trust and Savings) (c,f)...........                         1,700,000      1,700,000
Orange County, Improvement Bond Act of 1915 (Irvine Coast Assessment
District) VRDN
  3.40% (LOC; Societe Generale Kredietbank, N.V.) (c,f).....................                         6,600,000      6,600,000
Tustin, Improvement Bond Act of 1915 (Reassessment District 95-2) VRDN
  3.45% (LOC; Societe Generale Kredietbank, N.V.) (c,f).....................                         3,600,000      3,600,000
                                                                                                                      -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $16,500,000)...................                                    $  16,500,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0% (cost $177,476,636)................................                                     $187,433,758
                                                                                                                      =======

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Company                              Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       -----------------          -------------------
AAA                                Aaa                            AAA                               54.9%
AA                                 Aa                             AA                                 4.6
A                                  A                              A                                 12.1
BBB                                Baa                            BBB                               11.0
BB                                 Ba                             BB                                 2.4
DDD                                D                              D                                   .1
F1                                 MIG1, VMIG1 & P1               SP1, A1                            8.8
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                      6.1
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Wholly held by the custodian as collateral for when issued and delayed-delivery securities.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Secured by letters of credit.
    (d) Securities purchased on a when issued or delayed-delivery basis.
    (e) Non-income producing security; interest payments in default.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     JULY 31, 1997 (UNAUDITED)
                                                                                                   Cost             Value
                                                                                                 --------          --------
ASSETS:                          Investments in securities-See Statement of Investments      $177,476,636      $187,433,758
                                 Cash.......................................                                        411,554
                                 Receivable for investment securities sold..                                      5,007,067
                                 Interest receivable........................                                      2,589,023
                                 Prepaid expenses...........................                                         31,164
                                                                                                                   --------
                                                                                                                195,472,566
                                                                                                                   --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       86,565
                                 Due to Distributor.........................                                         50,298
                                 Payable for investment securities purchased                                      9,155,815
                                 Payable for shares of Beneficial Interest redeemed                                 190,817
                                 Accrued expenses and other liabilities.....                                         48,596
                                                                                                                   --------
                                                                                                                  9,532,091
                                                                                                                   --------
NET ASSETS..................................................................                                   $185,940,475
                                                                                                                   ========
REPRESENTED BY:                  Paid-in capital............................                                   $174,627,170
                                 Accumulated undistributed investment income-net                                     45,777
                                 Accumulated net realized gain (loss) on investments                              1,310,406
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4 .....................                                      9,957,122
                                                                                                                   --------
NET ASSETS..................................................................                                   $185,940,475
                                                                                                                   ========

                                                    NET ASSET VALUE PER SHARE
                                                ----------------------------------
                                                                              Class A             Class B           Class C
                                                                             --------            --------          --------
Net Assets..................................................             $160,500,887         $24,335,532        $1,104,056
Shares Outstanding..........................................               12,417,246           1,881,927            85,185
NET ASSET VALUE PER SHARE...................................                   $12.93              $12.93            $12.96
                                                                                 =====               ====              ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $5,225,850
EXPENSES:                        Management fee-Note 3(a)...................                    $   501,978
                                 Shareholder servicing costs -Note 3(c).....                        261,467
                                 Distribution fees-Note 3(b)................                         60,181
                                 Professional fees..........................                         25,475
                                 Trustees' fees and expenses-Note 3(d)......                         17,532
                                 Prospectus and shareholders' reports.......                         13,006
                                 Registration fees..........................                         12,988
                                 Custodian fees.............................                         10,919
                                 Loan commitment fees-Note 2................                          1,623
                                 Miscellaneous..............................                         15,464
                                                                                                     ------
                                       Total Expenses.......................                                           920,633
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         4,305,217
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $1,872,410
                                 Net unrealized appreciation (depreciation) on investments        3,437,173
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         5,309,583
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $9,614,800
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                                July 31, 1997       Year Ended
                                                                                                 (Unaudited)     January 31, 1997
                                                                                                  ---------         ---------
OPERATIONS:
  Investment income-net....................................................                  $    4,305,217    $    9,832,483
  Net realized gain (loss) on investments..................................                       1,872,410          (566,869)
  Net unrealized appreciation (depreciation) on investments................                       3,437,173        (3,558,911)
                                                                                                    -------           -------
    Net Increase (Decrease) in Net Assets Resulting from Operations........                       9,614,800         5,706,703
                                                                                                    -------           -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                      (3,924,096)       (8,690,991)
    Class B shares.........................................................                        (496,719)         (946,983)
    Class C shares.........................................................                         (20,573)          (12,561)
  Net realized gain on investments:
    Class A shares.........................................................                          ----          (2,095,781)
    Class B shares.........................................................                          ----            (255,409)
    Class C shares.........................................................                          ----              (6,301)
                                                                                                    -------           -------
    Total Dividends........................................................                      (4,441,388)      (12,008,026)
                                                                                                    -------           -------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                       2,774,550         8,651,433
    Class B shares.........................................................                       1,567,849         1,280,059
    Class C shares.........................................................                          33,601         1,027,540
  Dividends reinvested:
    Class A shares.........................................................                       1,770,442         5,153,147
    Class B shares.........................................................                         323,787           814,039
    Class C shares.........................................................                          10,514            18,682
  Cost of shares redeemed:
    Class A shares.........................................................                     (14,645,322)      (30,300,379)
    Class B shares.........................................................                      (2,748,130)       (2,638,241)
    Class C shares.........................................................                          ----             (22,854)
  Net assets received in connection with reorganization-Note 1.............                       7,279,683            ----
                                                                                                    -------           -------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                      (3,633,026)      (16,016,574)
                                                                                                    -------           -------
      Total Increase (Decrease) in Net Assets..............................                       1,540,386       (22,317,897)
NET ASSETS:
  Beginning of Period......................................................                     184,400,089       206,717,986
                                                                                                    -------           -------
  End of Period............................................................                    $185,940,475      $184,400,089
                                                                                                    =======           =======
Undistributed investment income-net........................................                $         45,777    $      181,948
                                                                                                    -------           -------
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                         Shares
                                                                                         --------------------------------------
                                                                                           Six Months Ended
                                                                                             July 31, 1997      Year Ended
                                                                                             (Unaudited)     January 31, 1997
                                                                                               ---------        ---------
CAPITAL SHARE TRANSACTIONS:
    Class A
    ----
    Shares sold............................................................                      216,295          683,893
    Shares issued in connection with reorganization-Note 1.................                      264,212            ---
    Shares issued for dividends reinvested.................................                      140,602          410,136
    Shares redeemed........................................................                   (1,162,258)      (2,413,048)
                                                                                                   -----            -----
                                       Net Increase (Decrease) in Shares Outstanding            (541,149)      (1,319,019)
                                                                                                   =====            =====
    Class B
    ----
    Shares sold............................................................                      114,208          101,503
    Shares issued in connection with reorganization-Note 1.................                      344,304            ---
    Shares issued for dividends reinvested.................................                       25,688           64,758
    Shares redeemed........................................................                     (218,308)        (209,533)
                                                                                                   -----            -----
                                       Net Increase (Decrease) in Shares Outstanding             265,892          (43,272)
                                                                                                   =====            =====
    Class C
    ----
    Shares sold............................................................                        1,711           81,879
    Shares issued in connection with reorganization-Note 1.................                        1,020            ---
    Shares issued for dividends reinvested.................................                          833            1,482
    Shares redeemed........................................................                        ---             (1,821)
                                                                                                   -----            -----
                                       Net Increase (Decrease) in Shares Outstanding               3,564           81,540
                                                                                                   =====            =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class A Shares
                                                     -------------------------------------------------------------------------
                                                     Six Months Ended
                                                      July 31, 1997                  Year Ended January 31,
                                                                        ------------------------------------------------------
PER SHARE DATA:                                        (Unaudited)        1997        1996        1995        1994        1993
                                                      ------------        ----        ----        ----        ----        ----
    Net asset value, beginning of period..               $12.58         $12.97      $12.24      $13.64      $12.80      $12.58
                                                           ----           ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                  .30            .65         .67         .72         .77         .80
    Net realized and unrealized gain (loss)
      on investments......................                  .36           (.24)       1.02        (.80)        .94         .39
                                                           ----           ----        ----        ----        ----        ----
    Total from Investment Operations......                  .66            .41        1.69        (.08)       1.71        1.19
                                                           ----           ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                 (.31)          (.64)       (.67)       (.72)       (.77)       (.80)
    Dividends from net realized gain on investments           -           (.16)       (.29)       (.60)       (.10)       (.17)
                                                           ----           ----        ----        ----        ----        ----
    Total Distributions...................                 (.31)          (.80)       (.96)      (1.32)       (.87)       (.97)
                                                           ----           ----        ----        ----        ----        ----
    Net asset value, end of period........               $12.93         $12.58      $12.97      $12.24      $13.64      $12.80
                                                           ====           ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN(1)................                10.73%(2)       3.31%      14.15%      (4.34%)     13.62%       9.78%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .94%(2)        .92%        .93%        .90%        .78%        .65%
    Ratio of net investment income
      to average net assets...............                 4.79%(2)       5.18%       5.22%       5.72%       5.71%       6.30%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    -              -           -         .02%        .15%        .28%
    Portfolio Turnover Rate...............                48.81%(3)      39.76%      92.42%      37.39%      26.69%      36.54%
    Net Assets, end of period (000's Omitted)          $160,501       $163,030    $185,187    $191,939    $245,435    $224,555
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class B Shares
                                                     -------------------------------------------------------------------------
                                                     Six Months Ended
                                                      July 31, 1997                  Year Ended January 31,
                                                                        ------------------------------------------------------
PER SHARE DATA:                                        (Unaudited)        1997        1996        1995        1994        1993(1)
                                                       ------------       ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $12.59        $12.98      $12.25      $13.64      $12.81      $12.69
                                                            ----          ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                   .27           .59         .60         .65         .69         .03
    Net realized and unrealized gain (loss)
      on investments......................                   .35          (.25)       1.02        (.79)        .93         .12
                                                            ----          ----        ----        ----        ----        ----
    Total from Investment Operations......                   .62           .34        1.62        (.14)       1.62         .15
                                                            ----          ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                  (.28)         (.57)       (.60)       (.65)       (.69)       (.03)
    Dividends from net realized gain on investments            -          (.16)       (.29)       (.60)       (.10)          -
                                                            ----          ----        ----        ----        ----        ----
    Total Distributions...................                  (.28)         (.73)       (.89)      (1.25)       (.79)       (.03)
                                                            ----          ----        ----        ----        ----        ----
    Net asset value, end of period........                $12.93        $12.59      $12.98      $12.25      $13.64      $12.81
                                                            ====          ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN(2)................                 10.02%(3)      2.79%      13.55%      (4.77%)     12.91%      25.98%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 1.45%(3)      1.44%       1.45%       1.42%       1.31%       1.07%(3)
    Ratio of net investment income
      to average net assets...............                  4.26%(3)      4.66%       4.69%       5.17%       4.90%       4.92%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -             -           -         .02%        .13%        .13%(3)
    Portfolio Turnover Rate...............                 48.81%(4)     39.76%      92.42%      37.39%      26.69%      36.54%
    Net Assets, end of period (000's Omitted)            $24,336       $20,341     $21,530     $18,981     $16,906        $325
(1)    From January 15, 1993 (commencement of initial offering) to January 31, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                         Class C Shares
                                                                         --------------------------------------------------
                                                                          Six Months Ended
                                                                           June 31, 1997        Year Ended January 31,
                                                                                                ------------------------
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            ------------           ----          ----
    Net asset value, beginning of period.......................              $12.61              $12.98        $12.98
                                                                               ----                ----          ----
    Investment Operations:
    Investment income-net......................................                 .25                 .54           .37
    Net realized and unrealized gain (loss)
      on investments...........................................                 .35                (.21)          .29
                                                                               ----                ----          ----
    Total from Investment Operations...........................                 .60                 .33           .66
                                                                               ----                ----          ----
    Distributions:
    Dividends from investment income-net.......................                (.25)               (.54)         (.37)
    Dividends from net realized gain on investments............                   -                (.16)         (.29)
                                                                               ----                ----          ----
    Total Distributions........................................                (.25)               (.70)         (.66)
                                                                               ----                ----          ----
    Net asset value, end of period.............................              $12.96              $12.61        $12.98
                                                                               ====                ====          ====
TOTAL INVESTMENT RETURN(2).....................................                9.76%(3)            2.67%         7.90%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                1.66%(3)            1.77%         4.42%(3)
    Ratio of net investment income
      to average net assets....................................                3.96%(3)            4.33%         4.31%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......................                   -                   -             -
    Portfolio Turnover Rate....................................               48.81%(4)           39.76%        92.42%
    Net Assets, end of period (000's Omitted)..................              $1,104              $1,029            $1
(1)    From June 2, 1995 (commencement of initial offering) to January 31, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier California Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified, open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board of Trustees approved, subject to approval by the shareholders of the California Series of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-California Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-California Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-California Series on March 10, 1997, and was consummated after the close of business on April 1, 1997 at which time 264,212 Class A shares valued at $11.95 per share, 344,304 Class B shares valued at $11.97 per share and 1,020 Class C shares valued at $11.96 per share, representing combined net assets of $7,279,683 (including $86,206 net unrealized appreciation on investments) were exchanged by DPIMBF-California Series for the respective number of Class A, Class B and Class C shares of the Fund.
    On January 8, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier California Municipal Bond Fund" to "Dreyfus Premier California Municipal Bond Fund," which became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $461,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through January 31, 1997, which are treated, for Federal income tax purposes as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended July 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 1997, $56,294 was charged to the Fund for the Class B shares and $3,887 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) period ended July 31, 1997, $198,729, $28,147 and $1,296 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,673 during the period ended July 31, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 1997 amounted to $81,633,742 and $92,134,062, respectively.
    At July 31, 1997, accumulated net unrealized appreciation on investments was $9,957,122, consisting of $10,972,040 gross unrealized appreciation and $1,014,918 gross unrealized depreciation.
    At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER CALIFORNIA
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            PCCSA977
Semi-Annual Report
Dreyfus Premier
California Municipal
Bond Fund
July 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]